UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
May 27, 2005

POSITRON CORPORATION
(Exact name of registrant as specified in its charter)

Texas	000-24092	76-0083622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1304 Langham Creek Drive, Suite 300, Houston, Texas	77084
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code
(281) 492-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ÿ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ÿ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ÿ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ÿ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 27, 2005 Positron Corporation (the "Company") issued warrants to S. Lewis Meyer ("Meyer) to purchase 750,000 shares of the Company's common stock at $0.02 per share (the "Exchange Warrants"). The warrants were issued in exchange for warrants issued to Meyer in 1999 by the Company to purchase 1,500,000 shares of the Company's common stock at $0.30 per share (the "Old Warrants"). The warrant exchange was conducted pursuant to the financing transactions entered into between the Company and Imagin Diagnostic Centres, Inc. ("Imagin") on May 21, 2004 (the "Imagin financing"). All of the Old Warrants were surrendered in a timely manner for exchange. The Exchange Warrants expires on the later of (i) August 31, 2005, or (ii) the date on which a registration statement filed with the Securities Exchange Commission permitting a sale of the shares issuable upon exercise of the warrant shall have become effective and shall have remained effective for a period of six months. The Company is obligated to reissue the balance of the 1,500,000 warrants surrendered by Meyer (750,000 warrants) to Imagin pursuant to the Imagin financing (the "Imagin Warrants"). The Imagin Warrants allow the holder to purchase shares of Positron's common stock for $0.02 per share during an exercise period ending May 21, 2009. Concurrent with this transaction Positron issued such warrants.

Item 1.02. Termination of a Material Definitive Agreement

In connection with the transactions described in Item 1.01 above, the Company and Meyer canceled the Old Warrants, which were exercisable for a total of 1,500,000 shares of Common Stock. The information set forth under Item 1.01 "Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

As described in Item 1.01 above, on May 27, 2005 the Company issued the Exchange Warrants and the Imagin Warrants. None of such securities nor the shares of the Common Stock issuable upon exercise thereof were registered under the of Securities Act of 1933. The Company issued the Exchange Warrants in a transaction exempt from the registration requirements of the Act by virtue of the exemptions provided for in Section 3(a)(9) and Section 4(2) of the Act. The Company issued the Imagin Warrants in a transaction exempt from the registration requirements of the Act by virtue of the exemptions provided for in Regulation S and Section 4(2) of the Act. The information set forth under Item 1.01 "Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1 Warrant issued to S. Lewis Meyer.

Exhibit 10.2 Warrant issued to Imagin Diagnostic Centres, Inc.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

POSITRON CORPORATION

Date: May 27, 2005	By:	/s/ Gary H. Brooks
Gary H. Brooks
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
10.1	Warrant issued to S. Lewis Meyer.	10.1-1
10.2	Warrant issued to Imagin Diagnostic Centres, Inc.	10.2-1